Variable Universal Life Insurance Updating Summary Prospectus	May 1, 2022

Variable Universal Life Insurance Policy
Series I
issued by
American Family Variable Account I
and
American Family Life Insurance Company
administered by
Kansas City Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
The Prospectus for the variable universal life insurance policy (“Policy”) issued by American Family Life Insurance Company (“AFLIC,” the “Company,” “We,” and “Us”) contains more information about the Policy, including its features, benefits and risks. The Policy is a long-term investment designed to provide significant life insurance benefits. You can find the current prospectus and other information about the Policy online at https://vpx.broadridge.com/GetContract1.asp?cid=amf&fid=NRVA01819. You can also obtain this information at no cost by sending an email request to statecompliance@kclife.com or by contacting Us at Our Administrative Service Center.
The Policy is not available to new purchasers.
The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) Has Not Approved or Disapproved the Policy or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary
Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium Payment.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.
Application
The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:
•	amendments or endorsements;
•	Supplemental Applications; or
•	Reinstatement Applications.
Attained Age
The Insured’s age, at his/her nearest birthday.
Base Policy
The flexible premium variable universal life insurance policy, not including any Riders.
Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Cash Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.
Fixed Account
An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.
Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests. The Variable Account currently invests in Portfolios of the following funds:
• Fidelity® Variable Insurance Products Fund
• Vanguard® Variable Insurance Fund
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate by telephone – along with all forms, information, and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Grace Period
A 61-day period after which a Policy will lapse if you do not pay the required premium payment.
Increase in Coverage
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option 2 to Option 1) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.
Initial Specified Amount
The Specified Amount on the Policy Issue Date.
Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.
Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.
Issue Age
The Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.
Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.
Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.
Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.
Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured’s age 95 unless extended under the Extension of Maturity Date provision.

MEC
A modified endowment contract, as defined under the Code.
Minimum Premium
The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy’s schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).
Monthly Deduction
The amount equal to the sum of:
•	the cost of insurance for the Base Policy; and
•	the cost of any Rider; and
•	a separate monthly policy fee and policy issue fee.
Monthly Deduction Day
The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.
Net Cash Value
The amount calculated as:
•	the Cash Value; less
•	the amount of any outstanding policy loans; less
•	any policy loan interest due.
Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.
Non-Preferred Loan
An amount loaned under the Policy that is considered premiums paid.
Owner (you, your)
The person named in the Application as the Owner, unless later changed.
Planned Premium Payments
The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.
Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.
Policy Date
The date shown on the Policy Schedule that determines:
•	each Policy Year;
•	each Policy Anniversary;
•	each Policy Month; and
•	the Attained Age of the Insured.
If the Policy Date would otherwise fall on the 29th, 30th, or 31st of the month, the Policy Date will be the 28th.
Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio
A separate investment Portfolio of a fund. Each Subaccount invests exclusively in one Portfolio of a fund.
Preferred Loan
An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds premiums paid.
Premium Payments
All payments you make under the Policy other than repayments of indebtedness.
Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.
Proceeds
The amount We pay subject to the Policy’s provisions, upon:
•	the Maturity Date of the Policy; or
•	the surrender or partial surrender of the Policy.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
Rider
Any document made a part of this Policy which adds or excludes benefits.
SEC
The Securities and Exchange Commission, a United States government agency.
Specified Amount
The amount We use in determining the insurance coverage on an Insured’s life.
Subaccount
A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one Portfolio.
Surrender
To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.
Surrender Value
An amount equal to:
•	the Cash Value; minus
•	the sum of the surrender charge and the loan balance.
The Surrender Value of the Policy is never less than zero.
Target Premium
An amount of premium payments based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.
Underwriting Class
The underwriting risk class of the Insured.
Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.
Variable Account
American Family Variable Account I.

Updated Information About Your Policy
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since your Prospectus dated May 1, 2021. This may not reflect all of the changes that have occurred since you entered into your Policy.
New Summary Prospectus
There have been no changes to your Policy since the last prospectus you received.  However, the look and feel of your annual prospectus has changed.  New regulations adopted by the SEC now allow American Family to provide you with this summary of the key facts about your Policy.  More detailed information about the Policy is available online at https://vpx.broadridge.com/GetContract1.asp?cid=amf&fid=NRVA01819.

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or partially surrender (withdraw money from) your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, a surrender charge of up to 4.2% of Specified Amount will be deducted. You will also pay a partial surrender processing fee of 2% of the amount withdrawn, up to $25, for each partial surrender.

For example, if you purchased a Policy with a Specified Amount of $100,000, and were to surrender the Policy during the surrender charge period, you would be assessed a maximum charge of $4,200 on the amount surrendered.

Reference Prospectus “Charges and Deductions – Surrender Charge” and “Surrenders and Partial Surrenders”

Transaction Charges
In addition to surrender charges, you may be charged for other transactions such as making premium payments, requesting partial surrenders, requesting additional illustrations after the first in a Policy Year, and for additional transfers when you complete more than 12 transfers during a Policy Year.

Reference Prospectus “Fee Table – Transaction Charges” and “Charges and Deductions”

Ongoing Fees and Expenses (Annual Charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Policy for applicable rates.

Investing in the Subaccounts will also bear expenses associated with the Portfolios under the Policy, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)	0.15% [1]	0.85% [1]
[1] As a percentage of Portfolio assets. Reference Prospectus “Fee Table” and “Appendix A: Portfolios Available Under the Policy”
RISKS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal. Reference Prospectus “Principal Risks of Investing in the Policy – Investment Risk”
Not a Short-Term Investment
This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The tax deferral benefit is more beneficial to investors with a long time horizon.

Reference Prospectus “Principal Risks of Investing in the Policy – Surrender Risks” and “Policy Benefits – Tax Benefits”

Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of each of the Subaccounts. The Subaccounts and the Fixed Account each have their own unique risks. You should review all of the investment options before making an investment decision.

Reference Prospectus “Principal Risks of Investing in the Policy – Investment Risk”

RISKS
Insurance Company Risks
An investment in the Policy is subject to the risks related to American Family Life Insurance Company. Any obligations, guarantees, and benefits of the Policy, including the Fixed Account investment option, are subject to the claims paying ability of American Family Life Insurance Company. More information about the financial condition of American Family Life Insurance Company is available upon request by contacting Our Administrative Service Center.

Reference Prospectus “The Company and the Fixed Account – The Fixed Account”

Policy Lapse
Your Policy will terminate if there is insufficient value remaining in the Policy to cover the charges due at the end of the Grace Period while the Primary Insured is alive. However, We guarantee to keep the Policy in force during the first five years of the Policy as long as you meet a Premium requirement.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

If your Policy lapses, you may reinstate it at any time within five years after the end of the grace period. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.

Death Benefits will not be paid if the Policy has lapsed.

Reference Prospectus “Policy Lapse and Reinstatement – Lapse”

RESTRICTIONS
Investments
The first 12 transfers during each Policy Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Policy Year.

Transfers from the Fixed Account are subject to additional restrictions.

We reserve the right to remove or substitute Portfolios as investment options.

Reference Prospectus “Transfers” and “The Variable Account and the Portfolios – Portfolio Management Fees and Charges”

Optional Benefits
Supplemental and/or rider benefits can be added to your Policy. We will deduct any monthly charges for these benefits and/or riders from your Cash Value as part of the Monthly Deduction. We may change or stop offering a supplemental and/or rider benefit at any time.

Reference Prospectus “Supplemental Benefits and Riders”

TAXES
Tax Implications
We encourage you to consult your own tax adviser to determine the tax implications of an investment in and payments received under the Policy.

There are no additional tax advantages to the investor if the Policy is purchased through a tax-qualified plan, including individual retirement accounts (IRAs) and Roth IRAs. Any gain on your Policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 ½.

If your Policy becomes a Modified Endowment Contract (MEC), loans, withdrawals and surrenders, and other pre-death distributions will be taxed as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. You may also have to pay a penalty tax if you take a distribution before you reach age 59 ½.

Reference Prospectus “Federal Tax Considerations”

CONFLICTS OF INTEREST
Investment Professional Compensation
Commissions are paid to broker-dealers for the sale of the Policy. In addition, We may pay an asset-based commission or other amounts in certain circumstances. All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms. This conflict of interest may influence your investment professional to recommend continued investment in this Policy over another investment.

Reference Prospectus “Sale of the Policies” and “The Variable Account and the Portfolios – Portfolio Management Fees and Charges”

Exchanges
Some broker-dealers may have a financial incentive to offer you a new policy in place of your current Policy.  You should replace (exchange) your current Policy only if you determine, after comparing the features, fees, and risks of both policies, that the new policy is better for you, rather than continuing to own your current Policy.

Reference Prospectus “The Variable Account and the Portfolios – Portfolio Management Fees and Charges” and “The Policy – Replacement of Policies”

Appendix A: Portfolios Available Under the Policy
The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=amfamily. You can also request this information at no cost by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio – Service Class 2 Fidelity Management & Research Company	0.85%	27.51%	19.87%	16.35%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Fidelity® VIP Equity Income PortfolioSM – Service Class 2 Fidelity Management & Research Company	0.76%	24.60%	11.68%	12.26%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio – Initial Class Fidelity Management & Research Company	0.23%	0.01%	0.93%	0.51%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio – Service Class 2 Fidelity Management & Research Company	0.77%	25.64%	13.17%	13.79%
Seeks as high a level of current income as is consistent with preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio – Service Class Fidelity Management & Research Company	0.49%	-0.79%	4.23%	3.44%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio – Initial Class Fidelity Management & Research Company	0.61%	25.60%	13.60%	13.29%
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio PRIMECAP Management Company	0.34%	21.54%	18.12%	17.35%
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.38%	-1.54%	20.47%	13.57%
Seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share.	Vanguard VIF Money Market Portfolio The Vanguard Group, Inc.	0.15%	0.02%	1.15%	0.67%
Seeks to provide long-term capital appreciation.	Vanguard VIF Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.30%	14.22%	15.59%	14.89%

The Prospectus and Statement of Additional Information (SAI), both dated May 1, 2022, have been filed with the SEC and are incorporated by reference into this Updating Summary Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, the SAI, and other information about Us and the Policy. Information about Us and the Policy (including the Prospectus and SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by electronic request at the email address maintained by the SEC (publicinfo@sec.gov).  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Investment Company Act of 1940 Registration File No. 811-10121
Contract Identifier C000018145

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013